THE ADVISORS’ INNER CIRCLE FUND (the “Trust”)

Westwood Emerging Markets Fund (the “Fund”)

Supplement dated June 24, 2020

to the Fund’s Statutory Prospectus, the Fund’s A Class Shares Summary Prospectus, and the Fund’s Institutional Shares Summary Prospectus, each dated March 1, 2020 (the “Prospectuses”), and the Fund’s Statement of Additional Information, dated March 1, 2020 (the “SAI”).

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with the Prospectuses and SAI.

The Board of Trustees of the Trust, at the recommendation of Westwood Management Corp. (the “Adviser”), the investment adviser of the Fund, has approved a plan of liquidation effective June 24, 2020, providing for the liquidation of the Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Fund is closed to new investments effective as of the Fund’s close of business on June 24, 2020. The Fund is expected to cease operations and liquidate on or about July 24, 2020 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “Purchase and Sale of Fund Shares” section of the Prospectuses. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, the Adviser may manage the Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect costs of liquidating the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WHG-SK-076-0100